UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 14, 2026

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40439	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant’s telephone number including area code)

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NMTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2026, NeuroOne Medical Technologies Corporation (the “Company” or “NeuroOne”) filed an amendment to its Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time, to effectuate a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”).

As previously disclosed, at its annual meeting of stockholders held on April 3, 2026, and upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved a certificate of amendment to effect a reverse stock split of the Common Stock at a ratio ranging from any whole number between 1-for-2 and 1-for-15, as determined by the Board in its discretion (the “Certificate of Amendment”).

On April 3, 2026, the Board approved a reverse stock split of the Common Stock at a ratio of 1-for-6. The Company has filed the Certificate of Amendment to effect a 1-for-6 reverse stock split of its shares of Common Stock, to be effective as of 5:00 p.m. Eastern Time on April 15, 2026 (the “Reverse Stock Split”).

As a result of the Reverse Stock Split, every 6 shares of the Company’s Common Stock issued or outstanding will be automatically reclassified into one validly issued, fully-paid and non-assessable new share of Common Stock, subject to the treatment of fractional shares as described below, without any action on the part of the holders. Proportional adjustments will be made to the number of shares of Common Stock awarded and available for issuance under the Company’s equity incentive plans, as well as the exercise price and the number of shares issuable upon the exercise or conversion of the Company’s outstanding stock options and other equity securities under the Company’s equity incentive plans. All outstanding warrants will also be adjusted in accordance with their terms. The shares of Common Stock outstanding following the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the number of authorized shares of Common Stock or the par value of the Common Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will automatically be entitled to receive a cash payment equal to the market value of the fractional share. The Reverse Stock Split will affect all stockholders uniformly and will not alter any stockholder’s relative interest in the Company’s equity securities, except for any adjustments for fractional shares.

Trading of the Common Stock on The Nasdaq Capital Market will commence on a split-adjusted basis at market open on April 16, 2026, under the existing trading symbol “NMTC.” The new CUSIP number for the Company’s Common Stock following the Reverse Stock Split will be 64130M308.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in this Form 8-K may be a forward looking statement that reflects NeuroOne’s current views about future events and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. In some cases, you can identify forward looking statements by the words or phrases “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “forecasts,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “target,” “seek,” “contemplate,” “continue, “focused on,” “committed to” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward looking statements may include statements regarding the reverse stock split and the timing thereof, the impact of the reverse stock split, including any adjustments that may result from the treatment of fractional shares, and option and warrant holders, the potential impact of the reverse stock split on the bid price of the Company’s common stock, the potential for the Company to regain compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Although NeuroOne believes that we have a reasonable basis for each forward-looking statement, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain. Our actual future results may be materially different from what we expect due to factors largely outside our control, including risks related to whether the Company will continue to maintain compliance with all Nasdaq continued listing requirements, risks that our strategic partnerships may not facilitate the commercialization or market acceptance of our technology whether due to supply chain disruptions, labor shortages or otherwise risks that our technology will not perform as expected based on results of our pre-clinical and clinical trials risks related to uncertainties associated with the Company’s capital requirements to achieve its business objectives and ability to raise additional funds: the risk that we may not be able to secure or retain coverage or adequate reimbursement for our technology uncertainties inherent in the development process of our technology risks related to changes in regulatory requirements or decisions of regulatory authorities that we may not have accurately estimated the size and growth potential of the markets for our technology risks related to clinical trial patient enrollment and the results of clinical trials that we may be unable to protect our intellectual property rights and other risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission. These forward looking statements speak only as of the date of this Form 8-K and NeuroOne undertakes no obligation to revise or update any forward looking statements for any reason, even if new information becomes available in the future.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of NeuroOne Medical Technologies Corporation.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

Dated: April 14, 2026

	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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